EXHIBIT 24.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Amendment No: 1 to Registration Statement on Form S-2 of our report dated August 6, 1998, relating to the financial statements of the Imaging Diagnostic Systems, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.


                                           /s/ MARGOLIES, FINK AND WICHROWSKI
                                               ------------------------------
                                               Margolies, Fink and Wichrowski
Pompano Beach, Florida
November 9, 1998